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7184870_1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           |__|
___________________________
THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)
One Wall Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

___________________________
Toll Brothers, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2416878 (I.R.S. employer identification no.)
250 Gibraltar Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip code)

First Huntington Finance Corp.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2485787 (I.R.S. employer identification no.)
250 Gibraltar Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip code)

Toll Brothers Finance Corp.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3097271 (I.R.S. employer identification no.)
250 Gibraltar Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip code)

Toll Corp.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2485860 (I.R.S. employer identification no.)
250 Gibraltar Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip code)

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
110-112 Third Ave. Realty Corp.	New York	13-1940046
Amwell Chase, Inc.	Delaware	23-2551304
ESE Consultants, Inc.	Delaware	23-2432981
Fairway Valley, Inc.	Delaware	23-2432976
First Brandywine Investment Corp. II	Delaware	23-2731790
First Brandywine Investment Corp. IV	Delaware	61-1443340
Franklin Farms G.P., Inc.	Delaware	23-2486303
HQZ Acquisitions, Inc.	Michigan	38-3149633
MA Limited Land Corporation	Delaware	23-2523560
PRD Investors, Inc.	Delaware	46-5522455
SH Homes Corporation	Michigan	38-3392296
Shapell Homes, Inc.	Delaware	94-3490626
Shapell Industries, Inc.	Delaware	95-2578030
SI Investment Corporation	Michigan	38-3298884
TB Proprietary Corp.	Delaware	23-2485790
Tenby Hunt, Inc.	Delaware	23-2682947
The Silverman Building Companies, Inc.	Michigan	38-3075345
Toll Architecture I, P.A.	Delaware	20-4889260
Toll Architecture, Inc.	Delaware	20-3532291
Toll AZ GP Corp.	Delaware	23-2815680
Toll Bros. of Arizona, Inc.	Arizona	23-2906398

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Bros. of North Carolina, Inc.	North Carolina	23-2777389
Toll Bros. of North Carolina II, Inc.	North Carolina	23-2990315
Toll Bros. of North Carolina III, Inc.	North Carolina	23-2993276
Toll Bros., Inc.	Delaware	23-2600117
Toll Bros., Inc.	Pennsylvania	23-2417123
Toll Bros., Inc.	Texas	23-2896374
Toll Brothers AZ Construction Company	Arizona	23-2832024
Toll Brothers Real Estate, Inc.	Pennsylvania	23-2417116
Toll Buckeye Corp.	Delaware	56-2489916
Toll CA GP Corp.	California	23-2748091
Toll CA Holdings, Inc.	Delaware	45-4751630
Toll Centennial Corp.	Delaware	56-2489913
Toll CO GP Corp.	Colorado	23-2978190
Toll Development Company, Inc.	Michigan	38-3180742
Toll Diamond Corp.	Delaware	57-1195241
Toll FL GP Corp.	Florida	23-2796288
Toll GA GP Corp.	Georgia	20-5853882
Toll Golden Corp.	Delaware	56-2489904
Toll Granite Corp.	Delaware	57-1195215
Toll Holdings, Inc.	Delaware	23-2569047
Toll IL GP Corp.	Illinois	23-2967049
Toll Land Corp. No. 6	Pennsylvania	23-2417134

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Land Corp. No. 10	Delaware	23-2551776
Toll Land Corp. No. 20	Delaware	23-2551793
Toll Land Corp. No. 43	Delaware	23-2737488
Toll Land Corp. No. 50	Delaware	23-2860513
Toll MD Builder Corp.	Maryland	20-0355148
Toll MI GP Corp.	Michigan	23-2917543
Toll Mid-Atlantic LP Company, Inc.	Delaware	57-1195257
Toll Mid-Atlantic Note Company, Inc.	Delaware	57-1195252
Toll Midwest Note Company, Inc.	Delaware	56-2489923
Toll MN GP Corp.	Minnesota	20-0099962
Toll NC GP Corp.	North Carolina	23-2760759
Toll NH GP Corp.	New Hampshire	23-3048998
Toll NJX-I Corp.	Delaware	51-0413821
Toll Northeast LP Company, Inc.	Delaware	57-1195250
Toll Northeast Note Company, Inc.	Delaware	57-1195240
Toll Northeast Services, Inc.	Delaware	20-3714378
Toll NV GP Corp.	Nevada	23-2928710
Toll OH GP Corp.	Ohio	23-2878722
Toll PA Builder Corp.	Pennsylvania	87-0693313
Toll PA GP Corp.	Pennsylvania	23-2687561
Toll PA II GP Corp.	Pennsylvania	03-0395069
Toll PA III GP Corp.	Pennsylvania	20-1934096

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Palmetto Corp.	Delaware	57-1195245
Toll Peppertree, Inc.	New York	23-2709097
Toll Realty Holdings Corp. I	Delaware	23-2954512
Toll Realty Holdings Corp. II	Delaware	23-2954511
Toll RI GP Corp.	Rhode Island	23-3020194
Toll SC GP Corp.	South Carolina	23-3094328
Toll Southeast LP Company, Inc.	Delaware	57-1195213
Toll Southeast Note Company, Inc.	Delaware	57-1195261
Toll Southwest Note Company, Inc.	Delaware	56-2489921
Toll SW Holding I Corp.	Nevada	26-3753963
Toll TN GP Corp.	Tennessee	23-2886926
Toll TX GP Corp.	Delaware	23-2796291
Toll VA GP Corp.	Delaware	23-2551790
Toll VA Member Two, Inc.	Delaware	51-0385726
Toll WA GP Corp	Washington	45-3717010
Toll WestCoast Note Company, Inc.	Delaware	59-3790049
Toll WV GP Corp.	West Virginia	20-3337780
Toll YL, Inc.	California	23-2898272
Upper K Investors, Inc.	Delaware	46-5531792
51 N. 8th Street L.P.	New York	23-2796304
Ashford Land Company, L.P.	Delaware	20-8437831
Audubon Ridge, L.P.	Pennsylvania	23-2668976

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Belmont Land, L.P.	Virginia	23-2810333
Binks Estates Limited Partnership	Florida	23-2796300
Blue Bell Country Club, L.P.	Pennsylvania	23-2668975
Broad Run Associates, L.P.	Pennsylvania	23-2979479
CC Estates Limited Partnership	Massachusetts	23-2748927
Cold Spring Hunt, L.P.	Pennsylvania	23-2702468
Coleman-Toll Limited Partnership	Nevada	23-2928708
Dominion Country Club, L.P.	Virginia	23-2984309
Estates at Princeton Junction, L.P.	New Jersey	23-2760779
Estates at Rivers Edge, L.P.	New Jersey	23-2748080
Fairfax Investment, L.P.	Virginia	23-2982190
Farmwell Hunt, L.P.	Virginia	23-2822996
First Brandywine Partners, L.P.	Delaware	51-0385730
Great Falls Hunt, L.P.	Virginia	23-2719371
Greens at Waynesborough, L.P.	Pennsylvania	23-2740013
Greenwich Chase, L.P.	New Jersey	23-2709793
Hoboken Land LP	New Jersey	20-1466751
Hockessin Chase, L.P.	Delaware	23-2944970
Huckins Farm Limited Partnership	Massachusetts	23-2740411
Laurel Creek, L.P.	New Jersey	23-2796297
Loudoun Valley Associates, L.P.	Virginia	23-3025878
NC Country Club Estates Limited Partnership	North Carolina	23-2917299

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Porter Ranch Development Co.	California	95-2952018
Silverman-Toll Limited Partnership	Michigan	23-2986323
Sorrento at Dublin Ranch I LP	California	20-3337641
Sorrento at Dublin Ranch III LP	California	20-3337665
South Riding, L.P.	Virginia	23-2994369
South Riding Amberlea LP	Virginia	20-0383954
South Riding Partners Amberlea LP	Virginia	20-0384024
South Riding Partners, L.P.	Virginia	23-2861890
Southport Landing Limited Partnership	Connecticut	23-2784609
Springton Pointe, L.P.	Pennsylvania	23-2810340
Stone Mill Estates, L.P.	Pennsylvania	23-3013974
Swedesford Chase, L.P.	Pennsylvania	23-2939504
TBI/Naples Limited Partnership	Florida	23-2883354
TBI/Palm Beach Limited Partnership	Florida	23-2891601
The Bird Estate Limited Partnership	Massachusetts	23-2883360
Toll at Brier Creek Limited Partnership	North Carolina	23-2954264
Toll at Honey Creek Limited Partnership	Michigan	20-3675855
Toll at Westlake, L.P.	New Jersey	23-2963549
Toll at Whippoorwill, L.P.	New York	23-2888554
Toll Brooklyn L.P.	New York	20-1941153
Toll Brothers AZ Limited Partnership	Arizona	23-2815685
Toll CA, L.P.	California	23-2963547

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll CA II, L.P.	California	23-2838417
Toll CA III, L.P.	California	23-3031827
Toll CA IV, L.P.	California	23-3029688
Toll CA V, L.P.	California	23-3091624
Toll CA VI, L.P.	California	23-3091657
Toll CA VII, L.P.	California	20-1972440
Toll CA VIII, L.P.	California	20-2328888
Toll CA IX, L.P.	California	20-3454571
Toll CA X, L.P.	California	20-3454613
Toll CA XI, L.P.	California	20-3532036
Toll CA XII, L.P.	California	20-3733386
Toll CA XIX, L.P.	California	20-5853968
Toll CO, L.P.	Colorado	23-2978294
Toll CO II, L.P.	Colorado	46-1812136
Toll CO III, L.P.	Colorado	47-2088497
Toll CT Limited Partnership	Connecticut	23-2963551
Toll CT II Limited Partnership	Connecticut	23-3041974
Toll CT III Limited Partnership	Connecticut	27-3790650
Toll CT IV Limited Partnership	Connecticut	45-4291419
Toll DE LP	Delaware	20-0660934
Toll DE II LP	Delaware	26-1358236
Toll Estero Limited Partnership	Florida	72-1539292

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll FL Limited Partnership	Florida	23-3007073
Toll FL II Limited Partnership	Florida	73-1657686
Toll FL III Limited Partnership	Florida	20-0135814
Toll FL IV Limited Partnership	Florida	20-1158717
Toll FL V Limited Partnership	Florida	20-2862720
Toll FL VI Limited Partnership	Florida	20-3161585
Toll FL VII Limited Partnership	Florida	20-3482591
Toll FL VIII Limited Partnership	Florida	20-4232188
Toll FL X Limited Partnership	Florida	27-1476302
Toll FL XII Limited Partnership	Florida	46-5669537
Toll FL XIII Limited Partnership	Florida	47-2556249
Toll Ft. Myers Limited Partnership	Florida	82-0559443
Toll GA LP	Georgia	20-5854013
Toll Grove LP	New Jersey	20-0215496
Toll Hudson LP	New Jersey	20-0465460
Toll IL HWCC, L.P.	Illinois	75-2985312
Toll IL, L.P.	Illinois	23-2963552
Toll IL II, L.P.	Illinois	23-3041962
Toll IL III, L.P.	Illinois	03-0382404
Toll IL IV, L.P.	Illinois	20-3733446
Toll IL WSB, L.P.	Illinois	20-1000885
Toll Jacksonville Limited Partnership	Florida	20-0204373

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Land IV Limited Partnership	New Jersey	23-2737490
Toll Land V Limited Partnership	New York	23-2796637
Toll Land VI Limited Partnership	New York	23-2796640
Toll Land IX Limited Partnership	Virginia	23-2939502
Toll Land X Limited Partnership	Virginia	23-2774670
Toll Land XI Limited Partnership	New Jersey	23-2796302
Toll Land XV Limited Partnership	Virginia	23-2810342
Toll Land XVI Limited Partnership	New Jersey	23-2810344
Toll Land XVIII Limited Partnership	Connecticut	23-2833240
Toll Land XIX Limited Partnership	California	23-2833171
Toll Land XX Limited Partnership	California	23-2838991
Toll Land XXI Limited Partnership	Virginia	23-2865738
Toll Land XXII Limited Partnership	California	23-2879949
Toll Land XXIII Limited Partnership	California	23-2879946
Toll Land XIV Limited Partnership	New York	23-2796295
Toll Land XXV Limited Partnership	New Jersey	23-2867694
Toll Land XXVI Limited Partnership	Ohio	23-2880687
Toll Livingston at Naples Limited Partnership	Florida	71-0902794
Toll MA Land Limited Partnership	Massachusetts	20-4889176
Toll MD AF Limited Partnership	Maryland	23-2740412
Toll MD Builder I, L.P.	Maryland	20-0355209
Toll MD Limited Partnership	Maryland	23-2963546

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll MD II Limited Partnership	Maryland	23-2978195
Toll MD III Limited Partnership	Maryland	23-3044366
Toll MD IV Limited Partnership	Maryland	71-0890813
Toll MD V Limited Partnership	Maryland	81-0610742
Toll MD VI Limited Partnership	Maryland	20-1756721
Toll MD VII Limited Partnership	Maryland	20-2101938
Toll MD VIII Limited Partnership	Maryland	20-3675884
Toll MD IX Limited Partnership	Maryland	20-3733408
Toll MD X Limited Partnership	Maryland	20-5469282
Toll MD XI Limited Partnership	Maryland	20-8406566
Toll MI Limited Partnership	Michigan	23-2999200
Toll MI II Limited Partnership	Michigan	23-3015611
Toll MI III Limited Partnership	Michigan	23-3097778
Toll MI IV Limited Partnership	Michigan	20-1501161
Toll MI V Limited Partnership	Michigan	20-2489523
Toll MI VI Limited Partnership	Michigan	47-2837197
Toll MN, L.P.	Minnesota	20-0099987
Toll MN II, L.P.	Minnesota	20-4804528
Toll Naval Associates	Pennsylvania	23-2454576
Toll NC, L.P.	North Carolina	20-2087335
Toll NC II LP	North Carolina	20-5208447
Toll NC III LP	North Carolina	27-1931828

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll NH Limited Partnership	New Hampshire	23-3048999
Toll NJ Builder I, L.P.	New Jersey	41-2089798
Toll NJ, L.P.	New Jersey	23-2963550
Toll NJ II, L.P.	New Jersey	23-2991953
Toll NJ III, L.P.	New Jersey	23-2993263
Toll NJ IV, L.P.	New Jersey	23-3038827
Toll NJ V, L.P.	New Jersey	23-3091620
Toll NJ VI, L.P.	New Jersey	23-3098583
Toll NJ VII, L.P.	New Jersey	20-2635402
Toll NJ VIII, L.P.	New Jersey	20-3337736
Toll NJ XI, L.P.	New Jersey	20-5088496
Toll NJ XII LP	New Jersey	46-5647446
Toll Northville Limited Partnership	Michigan	23-2918130
Toll NV Limited Partnership	Nevada	23-3010602
Toll NY LP	New York	20-3887115
Toll NY III L.P.	New York	26-3893230
Toll NY IV L.P.	New York	27-1500651
Toll Orlando Limited Partnership	Florida	20-2862679
Toll PA, L.P.	Pennsylvania	23-2879956
Toll PA II, L.P.	Pennsylvania	23-3063349
Toll PA III, L.P.	Pennsylvania	23-3097666
Toll PA IV, L.P.	Pennsylvania	23-3097672

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll PA V, L.P.	Pennsylvania	03-0395087
Toll PA VI, L.P.	Pennsylvania	47-0858909
Toll PA VIII, L.P.	Pennsylvania	20-0969010
Toll PA IX, L.P.	Pennsylvania	20-0969053
Toll PA X, L.P.	Pennsylvania	20-2172994
Toll PA XI, L.P.	Pennsylvania	20-3733420
Toll PA XII, L.P.	Pennsylvania	20-1934037
Toll PA XIII, L.P.	Pennsylvania	20-4889135
Toll PA XIV, L.P.	Pennsylvania	26-1603357
Toll PA XV, L.P.	Pennsylvania	26-1415588
Toll PA XVI, L.P.	Pennsylvania	47-1237726
Toll PA XVII, L.P.	Pennsylvania	47-1248397
Toll PA XVIII, L.P.	Pennsylvania	47-1051800
Toll PA XIX, L.P.	Pennsylvania	47-2858350
Toll Realty Holdings LP	Delaware	23-2954509
Toll RI, L.P.	Rhode Island	23-3020191
Toll RI II, L.P.	Rhode Island	27-0043852
Toll SC, L.P.	South Carolina	23-3094632
Toll SC II, L.P.	South Carolina	82-0574725
Toll SC III, L.P.	South Carolina	20-4249465
Toll SC IV, L.P.	South Carolina	26-2314893
Toll Stonebrae LP	California	20-3192668

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll VA, L.P.	Virginia	23-2952674
Toll VA II, L.P.	Virginia	23-3001131
Toll VA III, L.P.	Virginia	23-3001132
Toll VA IV, L.P.	Virginia	75-2972033
Toll VA V, L.P.	Virginia	47-0887401
Toll VA VI, L.P.	Virginia	20-1972394
Toll VA VII, L.P.	Virginia	20-3675918
Toll VA VIII, L.P.	Virginia	47-1670570
Toll WA LP	Washington	35-2425736
Toll WV LP	West Virginia	20-4249451
Toll YL, L.P.	California	23-3016250
Toll YL II, L.P.	California	80-0014182
Toll-Dublin, L.P.	California	23-3070669
Village Partners, L.P.	Pennsylvania	81-0594073
West Amwell Limited Partnership	New Jersey	23-2570825
Wilson Concord, L.P.	Tennessee	23-2887824
89 Park Avenue LLC	New York	23-2796637
110-112 Third Ave. GC II LLC	New York	13-1940046
110-112 Third Ave. GC LLC	New York	13-1940046
126-142 Morgan Street Urban Renewal LLC	New Jersey	20-5088496
134 Bay Street LLC	Delaware	20-2635402
1400 Hudson LLC	New Jersey	20-1466751

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
1450 Washington LLC	New Jersey	20-1466751
1500 Garden St. LLC	New Jersey	20-1466751
2301 Fallston Road LLC	Maryland	23-2963546
353-357 Broadway LLC	New York	47-1495579
353-357 Broadway Member LLC	New York	57-1195250
5-01 - 5-17 48th Avenue GC II LLC	New York	23-2796295
5-01 - 5-17 48th Avenue GC LLC	New York	23-2796295
5-01 - 5-17 48th Avenue II LLC	New York	23-2796295
5-01 - 5-17 48th Avenue LLC	New York	23-2796295
51 N. 8th Street GC LLC	New York	23-2796304
51 N. 8th Street GC II LLC	New York	23-2796304
51 N. 8th Street I LLC	New York	23-2709097
700 Grove Street Urban Renewal, LLC	New Jersey	20-0215496
Arbor Hills Development LLC	Michigan	20-1501161
Arbors Porter Ranch, LLC	California	95-2952018
Arthur’s Woods, LLC	Maryland	23-2963546
Belmont Country Club I LLC	Virginia	23-2810333
Belmont Country Club II LLC	Virginia	23-2810333
Block 255 LLC	New Jersey	20-1466751
Brier Creek Country Club I LLC	North Carolina	23-2954264
Brier Creek Country Club II LLC	North Carolina	23-2954264
C.B.A.Z. Construction Company LLC	Arizona	51-0385729

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
C.B.A.Z. Holding Company LLC	Delaware	51-0385729
Component Systems I LLC	Delaware	23-2417123
Component Systems II LLC	Delaware	23-2417123
CWG Construction Company LLC	New Jersey	20-1104737
Dominion Valley Country Club I LLC	Virginia	23-2984309
Dominion Valley Country Club II LLC	Virginia	23-2984309
Enclave at Long Valley I LLC	New Jersey	23-3038827
Enclave at Long Valley II LLC	New Jersey	23-3038827
First Brandywine LLC I	Delaware	23-2731790
First Brandywine LLC II	Delaware	23-2731790
First Brandywine LLC III	Delaware	61-1443340
First Brandywine LLC IV	Delaware	61-1443340
Frenchman’s Reserve Realty, LLC	Florida	23-2417123
Golf I Country Club Estates at Moorpark LLC	California	23-2963547
Golf II Country Club Estates at Moorpark LLC	California	23-2963547
Goshen Road Land Company LLC	Pennsylvania	57-1195257
Hatboro Road Associates LLC	Pennsylvania	23-3097666
Hawthorn Woods Country Club II LLC	Illinois	75-2985312
Hoboken Cove LLC	New Jersey	20-1466751
Hoboken Land I LLC	Delaware	20-1466751
Jacksonville TBI Realty LLC	Florida	23-2417123
Liseter Land Company LLC	Pennsylvania	23-2687561

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Liseter, LLC	Delaware	23-2687561
Lighthouse Point Land Company, LLC	Florida	20-0135814
Long Meadows TBI, LLC	Maryland	23-3044366
Longmeadow Properties LLC	Maryland	23-3044366
Martinsburg Ventures, L.L.C.	Virginia	23-2865738
Mizner Realty, L.L.C.	Florida	23-2417123
Morgan Street JV LLC	Delaware	20-5088496
Naples TBI Realty, LLC	Florida	23-2417123
Orlando TBI Realty LLC	Florida	23-2417123
Placentia Development Company, LLC	California	95-2578030
Plum Canyon Master LLC	Delaware	95-2578030
PRD Investors, LLC	Delaware	95-2578030
Paramount Village LLC	California	23-2748091
Phillips Drive LLC	Maryland	23-3044366
Prince William Land I LLC	Virginia	23-2774670
Prince William Land II LLC	Virginia	23-2774670
PT Maxwell Holdings, LLC	New Jersey	20-3153303
PT Maxwell, L.L.C.	New Jersey	20-3153303
Rancho Costera LLC	Delaware	95-2578030
Regency at Denville LLC	New Jersey	23-2810344
Regency at Dominion Valley LLC	Virginia	23-2984309
Regency at Mansfield I LLC	New Jersey	23-3038827

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Regency at Mansfield II LLC	New Jersey	23-3038827
Regency at Washington I LLC	New Jersey	23-3098583
Regency at Washington II LLC	New Jersey	23-3098583
Shapell Hold Properties No. 1, LLC	Delaware	95-2578030
Shapell Land Company, LLC	Delaware	95-2578030
South Riding Realty LLC	Virginia	23-2861890
SR Amberlea LLC	Virginia	20-0383954
SRLP II LLC	Virginia	23-2994639
Tampa TBI Realty LLC	Florida	23-2417123
TB Kent Partners LLC	Delaware	20-3887115
The Regency Golf Club I LLC	Virginia	23-2984309
The Regency Golf Club II LLC	Virginia	23-2984309
The Ridges at Belmont Country Club I LLC	Virginia	23-2810333
The Ridges at Belmont Country Club II LLC	Virginia	23-2810333
Toll Austin TX LLC	Texas	26-0389752
Toll Austin TX II LLC	Texas	46-4823022
Toll Austin TX III LLC	Texas	47-2161571
Toll BBC LLC	Texas	26-0389704
Toll BBC II LLC	Texas	26-0389704
Toll CA I LLC	California	23-2838417
Toll CA III LLC	California	95-2578030
Toll CA Note II LLC	California	23-2838417

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll Cedar Hunt LLC	Virginia	23-2994369
Toll CO I LLC	Colorado	23-2978294
Toll Corners LLC	Delaware	23-2963551
Toll Dallas TX LLC	Texas	26-0389704
Toll EB, LLC	Delaware	23-2810344
Toll Equipment, L.L.C.	Delaware	23-2417123
Toll FL I, LLC	Florida	23-3007073
Toll FL IV LLC	Florida	20-2862720
Toll FL V LLC	Florida	27-3790713
Toll Glastonbury LLC	Connecticut	23-3041974
Toll Henderson LLC	Nevada	23-2417123
Toll Hoboken LLC	Delaware	20-0465460
Toll Houston TX LLC	Texas	27-0876926
Toll IN LLC	Indiana	23-2417123
Toll Jupiter LLC	Florida	20-3368529
Toll Land VII LLC	New York	57-1195250
Toll Lexington LLC	New York	27-3767977
Toll MA I LLC	Massachusetts	23-2748927
Toll MA II LLC	Massachusetts	23-2748927
Toll MA III LLC	Massachusetts	23-2748927
Toll MA IV LLC	Massachusetts	23-2748927
Toll MD I, L.L.C.	Maryland	23-2737488

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll MD II LLC	Maryland	23-2740412
Toll MD III LLC	Maryland	20-2101938
Toll MD IV LLC	Maryland	20-2101938
Toll Midwest LLC	Delaware	57-1195250
Toll Morgan Street LLC	Delaware	20-5088496
Toll NC I LLC	North Carolina	23-2917299
Toll NC IV LLC	North Carolina	20-5208447
Toll NC Note LLC	North Carolina	23-2917299
Toll NC Note II LLC	North Carolina	23-2917299
Toll NJ I, L.L.C.	New Jersey	23-3091620
Toll NJ II, L.L.C.	New Jersey	23-3091620
Toll NJ III, LLC	New Jersey	23-2417123
Toll NY II LLC	New York	57-1195250
Toll North LV LLC	Nevada	23-2417123
Toll North Reno LLC	Nevada	23-2417123
Toll NV Holdings LLC	Nevada	23-2417123
Toll Realty L.L.C.	Florida	23-2417123
Toll San Antonio TX LLC	Texas	20-4888966
Toll South LV LLC	Nevada	23-2417123
Toll South Reno LLC	Nevada	23-2417123
Toll Southwest LLC	Delaware	23-2417123
Toll Stratford LLC	Virginia	20-3116806

Exact Name of Registrant As Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Toll SW Holding LLC	Nevada	26-3754027
Toll TX Note LLC	Texas	26-0389704
Toll VA L.L.C.	Delaware	51-0385728
Toll VA III L.L.C.	Virginia	23-2417123
Toll Van Wyck, LLC	New York	23-2796637
Toll Vanderbilt I LLC	Rhode Island	23-3020194
Toll Vanderbilt II LLC	Rhode Island	51-1195217
Toll-Dublin, LLC	California	23-3070669
Toll West Coast LLC	Delaware	23-2417123
Upper K Investors, LLC	Delaware	95-2578030
Upper K-Shapell, LLC	Delaware	95-3017628
Vanderbilt Capital LLC	Rhode Island	56-2421664
Virginia Construction Co. I, LLC	Virginia	23-2417123
Virginia Construction Co. II, LLC	Virginia	23-2417123

250 Gibraltar Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip code)
___________________________
Subordinated Debt Securities
and Guarantees of Subordinated Debt Securities
(Title of the indenture securities)
= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223
Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045
Federal Deposit Insurance Corporation	Washington, D.C. 20429
New York Clearing House Association	New York, N.Y. 10005

(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

2.	Affiliations with Obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.

16.	List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a‑29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1.
A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-188382).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-188382).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
Pursuant to the requirements of the Act, the trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Woodland Park, and State of New Jersey, on the 6th day of February, 2015.
THE BANK OF NEW YORK MELLON

By: /s/ Laurence J. O’Brien	Name: Laurence J. O’Brien Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON
of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2014, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar amounts in thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	6,317,000
Interest-bearing balances	105,168,000
Securities:
Held-to-maturity securities	20,186,000
Available-for-sale securities	95,176,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	70,000
Securities purchased under agreements to resell	10,534,000
Loans and lease financing receivables:
Loans and leases held for sale	21,000
Loans and leases, net of unearned income	35,904,000
LESS: Allowance for loan and lease losses	168,000
Loans and leases, net of unearned income and allowance	35,736,000
Trading assets	7,279,000
Premises and fixed assets (including capitalized leases)	1,043,000
Other real estate owned	3,000
Investments in unconsolidated subsidiaries and associated companies	556,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,405,000
Other intangible assets	1,152,000
Other assets	14,520,000
Total assets	304,166,000

LIABILITIES
Deposits:
In domestic offices	137,928,000
Noninterest-bearing	95,930,000
Interest-bearing	41,998,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	119,551,000
Noninterest-bearing	8,281,000
Interest-bearing	111,270,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	2,155,000
Securities sold under agreements to repurchase	3,490,000
Trading liabilities	6,798,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	5,925,000
Not applicable
Not applicable
Subordinated notes and debentures	765,000
Other liabilities	6,284,000
Total liabilities	282,896,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	10,061,000
Retained earnings	10,852,000
Accumulated other comprehensive income	-1,128,000
Other equity capital components	0
Total bank equity capital	20,920,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	21,270,000
Total liabilities and equity capital	304,166,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
Thomas P. Gibbons,
Chief Financial Officer
We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Catherine A. Rein Michael J. Kowalski	Directors